UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K
_________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2026
___________________________________
Sable Offshore Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-40111 (Commission File Number)	85-3514078 (I.R.S. Employer Identification Number)

845 Texas Avenue, Suite 2920
Houston, TX		77002
(Address of principal executive offices)		(Zip code)
(713) 579-6161
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001	SOC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act.of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On June 16, 2026, Sable Offshore Corp. (the “Company”) issued a press release announcing the launch of a proposed senior secured term loan facility (the “New Senior Secured Term Loan”), which will replace the Company’s Senior Secured Term Loan with Exxon Mobil Corporation (the “Existing Senior Secured Term Loan”). The Company is expected to be the borrower under the New Senior Secured Term Loans. A copy of the press release is attached as Exhibit 99.1 hereto.
The information in this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Forward-Looking Statements
The information in this Current Report on Form 8-K include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “continue,” “plan,” “forecast,” “predict,” “potential,” “future,” “outlook,” and “target,” the negative of such terms and other similar expressions are intended to identify forward- looking statements, although not all forward-looking statements will contain such identifying words. These statements are based on the current beliefs and expectations of Sable’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause Sable’s actual results to differ materially from those described in the forward-looking statements include: the marketing, negotiation and consummation of the New Senior Secured Term Loan, the use of proceeds from the New Senior Secured Term Loan and any expectation regarding timing of the closing of the New Senior Secured Term Loan; availability of future financing; our ability to consummate a debt refinancing of our Existing Senior Secured Term Loan and the timing and terms thereof; our financial performance; global economic conditions and inflation; increased operating costs; lack of availability of drilling and production equipment, supplies, services and qualified personnel; geographical concentration of operations; environmental and weather risks; regulatory changes and uncertainties; litigation, complaints and/or adverse publicity; privacy and data protection laws, privacy or data breaches, or loss of data; our ability to comply with laws and regulations applicable to our business; and other one-time events and other factors that can be found in Sable’s Annual Report on Form 10-K for the year ended December 31, 2025, which is filed with the Securities and Exchange Commission and is available on Sable’s website (www.sableoffshore.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Except as required by applicable law, Sable undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description of Exhibits
99.1	Press Release of Sable Offshore Corp., dated June 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sable Offshore Corp.

Date:	June 16, 2026	By:	/s/ Gregory D. Patrinely
		Name:	Gregory D. Patrinely
		Title:	Executive Vice President and Chief Financial Officer